UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 27, 2006

Lexington Corporate Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015
New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Conditions.

On July 27, 2006, Lexington Corporate Properties Trust (the “Trust”) issued a press release announcing its financial results for the quarter and six months ended June 30, 2006 (the “Press Release”). A copy of the Press Release is furnished herewith as Exhibit 99.1.

The information furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Securities Act of 1933, as amended (the “Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01.	Regulation FD Disclosure.

On July 27, 2006, the Trust made available supplemental information (the “Supplemental Reporting Package”) concerning its operations and portfolio for the quarter and six months ended June 30, 2006. A copy of this supplemental information is furnished herewith as Exhibit 99.2.

Also on July 27, 2006, the management of the Trust discussed the financial results and the Trust’s business plan, including the previously announced merger with Newkirk Realty Trust, Inc., on a conference call with analysts and investors. A transcript of the conference call is furnished herewith as Exhibit 99.3.

The information furnished pursuant to this “Item 7.01 Regulation FD Disclosure,” including Exhibits 99.2 and 99.3, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Trust under the Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
99.1	Press Release issued July 27, 2006.
99.2	Supplemental Reporting Package for the quarter and six months ended June 30, 2006.
99.3	Transcript of conference call held on July 27, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Corporate Properties Trust

Date: August 1, 2006	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

99.1	Press Release issued July 27, 2006.
99.2	Supplemental Reporting Package for the quarter and six months ended June 30, 2006.
99.3	Transcript of conference call held on July 27, 2006.